SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934
                      (Amendment No. ____)

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12


                American National Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

Kenneth R. Lehman, Esq.
Luse Lehman Gorman Pomerenk & Schick
5335 Wisconsin Avenue, N.W.
Suite 400
Washington, D.C.  20015

(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11

     1)     Title of each class of securities to which transaction
applies:
          ______________________________
     2)     Aggregate number of securities to which transaction
applies:
          ______________________________
     3)     Per unit price or other identifying value of transaction
computed pursuant
          to Exchange Act Rule 0-11:
          ______________________________
     4)     Proposed maximum aggregate value of transaction:
          ______________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
     ____________________
2)     Form, Schedule or Registration Number:
     _____________________
3)     Filing Party:
     ____________________
4)     Date Filed:
     ____________________







October 18, 1996


Dear Stockholder:

We cordially invite you to attend the 1996 Annual Meeting of Stockholders of American National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office at 211 North Liberty Street, Baltimore, Maryland, at 4:00 p.m., local time on November 21, 1996.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and operations of American National Savings Bank, F.S.B. (the "Bank"), the Company's wholly owned savings bank subsidiary. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of three directors of the Company, the approval of the Company's 1996 Stock Option Plan, the approval of the Company's 1996 Recognition and Retention Plan and the ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company's fiscal year ending July 31, 1997. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 1996 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company and the Bank.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,




A. Bruce Tucker
President and Chief Executive Officer

                 AMERICAN NATIONAL BANCORP, INC.
                     211 North Liberty Street
                    Baltimore, Maryland  21201
                          (410) 752-0400

                           NOTICE OF
              1996 ANNUAL MEETING OF STOCKHOLDERS

                To Be Held On November 21, 1996

     Notice is hereby given that the 1996 Annual Meeting of American National Bancorp, Inc. (the "Company") will be held at the Company's main office at 211 North Liberty Street, Baltimore, Maryland, on
November 21, 1996, at 4:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.     The election of three directors of the Company;

     2. The approval of the American National Bancorp, Inc. 1996 Stock Option Plan;

     3. The approval of the American National Bancorp, Inc. 1996 Recognition and Retention Plan;

     4. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending July 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record as of September 27, 1996, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                              By Order of the Board of Directors



                              Betty J. Stull
                              Secretary
Baltimore, Maryland
October 18, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                        PROXY STATEMENT


                AMERICAN NATIONAL BANCORP, INC.
                    211 North Liberty Street
                   Baltimore, Maryland  21201
                         (410) 752-0400



               1996 ANNUAL MEETING OF STOCKHOLDERS
                       November 21, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of American National Bancorp, Inc. (the "Company" or "American National") to be used at the Annual Meeting of Stockholders of American National (the "Meeting"), which will be held at the Company's main office at 211 North Liberty Street, Baltimore, Maryland, on November 21, 1996, at 4:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about
October 18, 1996.

                      REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address of the Company set forth above, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.
A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities entitled to vote at the Meeting consist of the common stock, $.01 par value per share, of the Company (the "Common Stock"). Each share of the Common Stock entitles the record holder to one vote on all matters. September 27, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had 3,603,646 shares of Common Stock issued and outstanding. The Common Stock was issued on October 31, 1995 (the "Offering") in connection with the mutual-to-stock conversion of American National Bankshares, M.H.C., the Company's mutual holding company predecessor (the "Conversion"). In the Conversion, 1.940 shares of Common Stock (the "Exchange Ratio") were issued in exchange for each outstanding share of common stock of American National Savings Bank, F.S.B. (the "Bank"). Information herein regarding issuances of shares of the Bank's common stock has been restated to give retroactive effect to such exchange pursuant to the Exchange Ratio.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to vote any shares held in excess of the Limit. A person or entity is deemed to own beneficially shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. Abstentions are counted for purposes of determining a quorum.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes. As to the approvals of the Company's 1996 Stock Option Plan and 1996 Recognition and Retention Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor of the Company, a stockholder may vote FOR the items, AGAINST the items or ABSTAIN from voting. The approval of these matters requires the affirmative vote of a majority of the votes present at the Meeting and entitled to be cast, without regard to broker non-votes. Proxies marked ABSTAIN shall have the effect of a vote against the proposals.

Voting Securities and Certain Holders Thereof

     Persons and groups owning in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than five percent of the Common Stock. This information is based solely upon information supplied to the Company and the filings required pursuant to the Exchange Act.

                                   Amount of Shares
                                   Owned and Nature        Percent of Shares
        Name and Address of         of Beneficial           of Common Stock
        Beneficial Owners            Ownership (1)             Outstanding

John Hancock Mutual Life Insurance Company     411,070                     11.4%
John Hancock Place
P.O. Box 111
Boston, Massachusetts 02117

Heine Securities Corporation                   291,000                      8.1%
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078

Brandes Investment Partners, Inc.
12750 High Bluff Drive                         232,280                      6.4%
San Diego, California 92130

All Directors and Executive Officers           253,473(2)                   7.0%
as a Group (10 persons)


(1)     In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)     Includes 43,186 shares of Common Stock underlying options granted pursuant to the
American National Savings Bank, F.S.B. 1993 Stock Option Plan for Outside Directors, and
93,515 shares of Common Stock underlying options granted pursuant to the American National
Savings Bank, F.S.B. 1993 Incentive Stock Option Plan, all of which options are exercisable within 60 days of the date as of which beneficial ownership is being determined.  Also includes 8,633 shares of Common Stock subject to restrictions under the American National
Savings Bank, F.S.B. 1993 Recognition and Retention Plan for Employees and 2,169 shares of
Common Stock subject to restrictions under the American National Savings Bank, F.S.B. 1993
Recognition and Retention Plan for Outside Directors, with respect to which shares the recipients have voting or investment power.



                 PROPOSAL I ELECTION OF DIRECTORS



     The Company's Board of Directors is currently composed of seven members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Nominating Committee has nominated to serve as directors Howard K. Thompson, Lenwood M. Ivey and Betty J. Stull, each of whom is currently a member of the Board of Directors.

     The table below sets forth certain information, as of the Record Date, regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                            Shares of
                  Age at    Positions                Common Stock
                 July 31   Held in the   Director    Current Term  Beneficially  Percent
      Name (1)     1996      Company      Since (2)    to Expire      Owned (3)  Of Class
------------------------------------------------------------------------------------------
     NOMINEES

Howard K. Thompson   83     Chairman of
                            the Board      1973          1996         34,051(4)     *

Lenwood M. Ivey      63     Director and
                            Treasurer      1979          1996         12,319(5)     *

Betty J. Stull       66     Director and
                            Corporate      1972          1996         12,894(6)     *
                            Secretary

                      DIRECTORS CONTINUING IN OFFICE

David L. Pippenger   56     Director       1989          1997         19,610(7)     *

Jimmie T. Noble      54     Director       1994          1997          2,388(8)

A. Bruce Tucker      59     President,     1981          1998         72,220(9)     *
                            Chief
                            Executive
                            Officer
                            and Director

Joseph M. Solomon    46     Director,
                            Executive      1990          1998         38,014(10)    *
                            Vice President
                            and Chief
                            Operating
                            Officer

(*)     Less than 1%.
(1) The mailing address for each person listed is 211 North Liberty Street, Baltimore, Maryland 21201. Each of the persons listed is also a director of American National Savings Bank, F.S.B.
(2) Reflects initial appointment to the Board of Directors of the Bank.
(3) Includes shares of Common Stock subject to restrictions under the American National Savings Bank, F.S.B. 1993 Recognition and Retention Plan for Employees (the "1993 Employee Recognition Plan") and the American National Savings Bank, F.S.B. 1993 Recognition and Retention Plan for Outside Directors (the "1993 Directors Recognition Plan"), with respect to which shares the recipients have voting or investment power. Also includes shares subject to options granted under the American National Savings Bank, F.S.B. 1993 Stock Option Plan for Outside Directors (the "1993 Directors Option Plan") and any shares subject to options granted under the American National Savings Bank, F.S.B. 1993 Incentive Stock Option Plan (the "1993 Incentive Stock Option Plan") that are exercisable within 60 days from the Record Date.
(4) Includes 17,054 shares subject to options granted pursuant to the 1993 Directors Option Plan.
(5) Includes 7,445 shares subject to options under the 1993 Directors Option Plan and 609 shares of Common Stock subject to restrictions under the 1993 Directors Recognition Plan.
(6) Includes 7,445 shares subject to options under the 1993 Directors Option Plan and 609 shares of Common Stock subject to restrictions under the 1993 Directors Recognition Plan.
(7) Includes 11,048 shares subject to options under the 1993 Directors Option Plan and 903 shares of Common Stock subject to restrictions under the 1993 Directors Recognition Plan.
(8) Includes 194 shares subject to options granted pursuant to the 1993 Directors Option Plan.
(9) Includes 33,860 shares subject to options under the 1993 Incentive Stock Option Plan and 3,136 shares of Common Stock subject to restrictions under the 1993 Employee Recognition Plan.
(10) Includes 21,340 shares subject to options under the 1993 Incentive Stock Option Plan and 1,759 shares of Common Stock subject to restriction under the 1993 Employee Recognition Plan.

     The business experience of each of the above directors for at least the past five years is as follows:

     Howard K. Thompson is Chairman of the Board of the Company and has been Chairman of the Bank or Company since 1989. He has been a director of the Bank or Company for 23 years, and was elected Chairman in April 1989. Mr. Thompson, currently retired, is the former
President of Thompson Industries, Inc.

     Lenwood M. Ivey is a special consultant to the Mayor's Office of Baltimore City. He is also President of The Baltimore City Foundation, a Board member of the Office of Enterprise Development, a member of the Baltimore Urban League and NAACP, and a member of the Maryland Chapter of the National Association of Community Development. Mr. Ivey is a member of the Audit, Budget and Commercial Income Producing Loan Committees.

     Betty J. Stull is presently retired. She has been affiliated with the Bank or Company since 1951, and is a member of the audit and executive compensation committees.

     David L. Pippenger is Senior Attorney for Amoco Corporation. He is chairman of the executive compensation committee and a member of the executive, audit and delinquent loan committees.

     Jimmie T. Noble has been a partner in the local certified public accounting firm of Sturgill and Associates since April 1994. From September 1973 to March 1994, Mr. Noble was affiliated with Grant Thornton, an international certified public accounting firm in which he became a partner in August 1980. He is chairman of the audit and budget committees, and a member of the executive compensation committee.

     A. Bruce Tucker is President and Chief Executive Officer of the Company and has been President of the Bank since October 1981, and was named Chief Executive Officer of the Bank in January 1985. He has been an employee of the Bank or Company since 1966. He is a member of the Neighborhood Housing Services of America, Housing Task Force on Housing Opportunities, and a Director of Harbel Housing Partnership.

     Joseph M. Solomon has been employed by the Bank or Company since 1972. He was elected Executive Vice President in 1985, appointed Chief Operating Officer in 1990, and elected to the Board in 1990. He is a Director and past Chairman of the Maryland League of Financial Institutions, a Director of the Maryland Mortgage Bankers Association, a Director of Baltimore Corporation for Housing Partnerships, and a Director of the Maryland Chapter, Neighborhood Housing Services of America.

Executive Officers Who Are Not Directors

     The following table sets forth certain information as of July 31, 1996 regarding the executive officers of the Company who are not also directors.

     Name             Age     Position with the Bank
Mark S. Barker          43     Senior Vice President

Howard I. Scaggs, III   51     Senior Vice President

James M. Uveges         46     Senior Vice President and
                               Chief Financial Officer

     The business experience of each of the above executive officers for at least the past five years is as follows:

     Mark S. Barker has been employed by the Bank or Company since 1974, and presently serves as Senior Vice President of the Savings Division and Branch Operations. Mr. Barker serves as an officer or director of various community and charitable organizations.

     Howard I. Scaggs, III, has been employed by the Bank or Company since 1965, and presently serves as Senior Vice President of the Appraisal/Construction Division.

     James M. Uveges has been employed by the Bank or Company since March 1990, and presently serves as Senior Vice President/Chief
Financial Officer. Prior to joining the Bank, Mr. Uveges was Senior Manager for over nine years at an international certified public accounting firm. He is a Director of the United Way of Central
Maryland, and past President and member of the Central Maryland Chapter of Maryland Association of CPAs.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a
timely basis.   Based on the Company's review of such ownership
reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended July 31, 1996.

Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees.
During the year ended July 31, 1996, the Board of Directors held twelve regular meetings. During the year ended July 31, 1996, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

     The Executive Committee of the Board of Directors consists of Howard K. Thompson, A. Bruce Tucker and David L. Pippenger, and meets as necessary between meetings of the full Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee met once during the fiscal year ended July 31, 1996.

     The Compliance/Audit Committee of the Company consists of all of the members of the Board of Directors who are not also officers of the Company. The Compliance/Audit Committee met three times during the fiscal year ended July 31, 1996. The Compliance/Audit Committee meets on a quarterly basis. The Company's Internal Auditor and General Counsel also meet with and provide the Committee with reports and findings regarding the Company's compliance policies and procedures, departmental internal controls, and operating procedures.

     The Nominating Committee consists of directors David L. Pippenger, Chairman Jimmie T. Noble and A. Bruce Tucker, and meets as needed at the request of the Chairman of the Board. The Nominating Committee met once during the fiscal year ended July 31, 1996.

     In addition to the committees described above, the Company has established other committees whose members consist of directors and officers of the Company. These committees include: the Asset/Liability Pricing Committee; the Budget Committee; the Branch Operations Committee; the Investment Committee; the Strategic Planning Committee; the Commercial Income Producing Loan Committee; the Residential Loan Committee; the Delinquent Loan Committee; the Pension Committee; the Executive Compensation Committee; the Director Search Committee; and the Community Reinvestment Committee.

Directors' Compensation

     Cash Compensation. Members of the Boards of Directors of the Company and Bank each received $8,400 during the fiscal year ended July 31, 1996, plus $200 each for each meeting attended. The Chairman of the Board received an additional $16,600. Members of the Board committees were paid $200 for each meeting attended during the fiscal year ended July 31, 1996. The Company paid a total of $78,790 in directors' and committee fees for the year ended July 31, 1996. Officers who are also directors of the Company receive no additional compensation or fees for serving as directors of the Company.

     1993 Directors Option Plan. In 1993, the Board of Directors of the Bank adopted the 1993 Stock Option Plan for Outside Directors (the "1993 Directors Option Plan"), which was approved by the Bank's stockholders at the 1993 Annual Meeting. Under the 1993 Directors Option Plan, options to purchase 17,054, 7,445, 11,048 and 7,445 shares
of Common Stock (as adjusted) were granted to directors      Thompson,
Ivey, Pippenger, and Stull, respectively. Additionally, on September 19, 1996, options to purchase 608, 271, 333, 300 and 234 shares were awarded to directors Thompson, Ivey, Pippenger, Stull and Noble. The exercise price of the options is equal to the fair market value of the shares underlying such option on the date the option is granted, or $5.15 per share (as adjusted) for options granted on the date of completion of the Bank's initial stock offering, and $12.50 for options granted on September 19, 1996. All options granted under the 1993 Directors Option Plan may be exercised from time to time in whole or in part, and expire upon the earlier of 10 years following the date of grant or three years following the date the optionee ceases to be a director. As of July 31, 1996 no options awarded under the 1993 Directors Option Plan had been exercised. The duration and vesting schedule of such options were not affected by the Conversion, but the aggregate number of shares and exercise price were adjusted pursuant to the Exchange Ratio.

     1993 Directors Recognition Plan. In 1993, the Board of Directors of the Bank established the 1993 Recognition and Retention Plan for Outside Directors (the "1993 Directors Recognition Plan"), which was approved by the Bank's stockholders at the 1993 Annual Meeting. Under the 1993 Directors Recognition Plan, the Bank contributed funds to the 1993 Directors Recognition Plan to enable it to acquire 17,460 shares of Common Stock (as adjusted). Awards are granted in the form of Common Stock that are restricted by the terms of the 1993 Directors Recognition Plan ("Restricted Stock"). Under the 1993 Directors Recognition Plan, 5,573, 2,434, 3,612 and 2,434 shares of Restricted Stock (as adjusted) were awarded to directors Thompson, Ivey, Pippenger, and Stull, respectively. Restricted Stock is
nontransferable and nonassignable.       Additionally, on September 19,
1996, 270, 121, 148, 133 and 104 shares of Common Stock were awarded to directors Thompson, Ivey, Pippenger, Stull and Noble. Participants in the 1993 Directors Recognition Plan become vested in the shares of stock covered by an award, and all restrictions lapse, at a rate of 25% per year commencing one year from the date of the award; provided, however, that in the case of a Director age 70 or older, the award will become fully vested at the end of 12 months of consecutive service after the date of the award. Awards to non-employee directors become fully vested upon a director's disability, death, or following a termination of service in connection with a change in control of the Bank or the Company. The holders of Restricted Stock have the right to vote such shares during the restricted period. In the Conversion, Restricted Stock was converted into restricted shares of Common Stock of the Company pursuant to the Exchange Ratio.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operations or acquisition of businesses other than the Bank.

     The following table sets forth for the fiscal years ended July 31, 1996, 1995, and 1994, certain information as to the total remuneration paid by the Company to the Chief Executive Officer and Chief Operating Officer of the Company as of July 31, 1996 ("Named Executive
Officers").





Annual Compensation
Long-Term
Compensation





Name and
 principal
position
(1)


Yea
r
End
ed
7/3
1



Salar
y
(2)




Bonu
s


Other
Annual
Compen
sation

Awards

Payo
uts

All
Other
Compen
sation
(5)







Restr
icted
Stock
Award
s(3)
Opti
ons/
SARS
(#)
(4)

LTIP
Payo
uts



A. Bruce
Tucker

President
and Chief
Executive
Officer
199
6
199
5
199
4
$147,
903
140,8
60
140,2
08
$



$


$


64,670


36,86
0
$


$24,991
21,000
20,000



Joseph M.
Solomon

Executive
Vice
President
and Chief
Operating
Officer
199
6
199
5
199
4

$
107,9
07
103,7
57
103,6
18
$



$



$


36,260


21,34
0
$


$
6,065
5,530
5,369



(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2) Includes amounts deferred at the election of the Named Executive Officers pursuant to the Bank's 401(k) Plan and amounts awarded pursuant to the Bank's Deferred Compensation Plan.
(3) Includes all shares of restricted stock awarded on November 3, 1993, pursuant to the 1993 Employee Recognition Plan, which shares vest in four annual equal increments commencing on November 3, 1994. Dividends on such shares accrue and are paid to the recipient when the shares vest. The value of such shares was determined by multiplying the number of shares awarded by $10.00, the price at which the Bank's common stock was sold in the Bank's initial stock offering on November 3, 1993, the date of such awards. The fair market value of Restricted Stock of Mr. Tucker and Mr. Solomon on July 31, 1996, based on the price of the last sale reported on the Nasdaq National Market on such date, or $10.125 per share, was approximately $127,018 and $71,219, respectively. The 1993 Employee Recognition Plan was approved by the Bank's stockholders at the Bank's 1993 Annual Meeting of Stockholders.
(4) Reflects stock options awarded in the Bank's November 3, 1993 initial stock offering pursuant to the 1993 Incentive Stock Option Plan. The options vest in four equal annual increments commencing on November 3, 1994, and the exercise price of such options is $5.15 per share, the assumed fair market value of the underlying common stock on the date of grant (as adjusted).
(5) Includes payments made on behalf of the Named Executive Officer pursuant to the Company's life insurance plan maintained for executive officers. The Company also provides certain members of senior management with the use of an automobile and other personal benefits which have not been included in the table. The aggregate amount of such other benefits did not exceed the lesser of $50,000 or 10% of each named person's cash compensation.


     Executive Compensation Committee Interlocks and Insider
Participation. During the fiscal year ended July 31, 1996, directors David L. Pippenger, Chairperson Betty J. Stull and Jimmie T. Noble served on the Executive Compensation Committee.

     Report of the Compensation Committee on Executive Compensation. The Executive Compensation Committee evaluates the performance of the Chief Executive Officer and Chief Operating Officer, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Executive Compensation Committee also approves any perquisites payable to such officers. In addition, the Executive Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chief Executive Officer and Chief Operating Officer should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Executive Compensation Committee takes into account individual performance, performance of the Company and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Executive Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer and Chief Operating Officer.

     While the Executive Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and Chief Operating Officer, and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability and return on average assets as factors in setting the compensation of such officers. Other nonquantitative factors considered by the Committee in fiscal 1996 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and Chief Operating Officer. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Committee approved an increase in the base salary of the Chief Executive Officer of 5%.

     The above report has been provided by the current members of the Executive Compensation Committee: Directors Pippenger, Stull and
Noble.

     Employment Agreements. The Bank has entered into employment agreements with Messrs. Tucker, Solomon, Uveges and Barker.
Mr. Tucker's employment agreement provides for a term of up to three years, and Messrs. Solomon, Uveges and Barker's employment agreements provide for a term of up to two years. Commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend each agreement for an additional year such that the remaining terms shall be up to three years and two years, respectively, unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation. The agreements provide that the base salary of the executive will be reviewed annually. In addition to the base salary, the agreements provide that the executive is to receive all benefits provided to permanent full time employees of the Bank, including among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements permit the Bank to terminate the executive's employment for cause at any time.
Termination for cause is defined in the employment agreements to mean termination because of the executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation or final cease-and-desist order, or material breach of the employment agreement. In the event the Bank chooses to terminate the executive's employment for reasons other than for cause, or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to be reelected to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment, (iv) the liquidation or dissolution of the Bank or the Company, or (v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments due under the remaining term of the agreement or three times the average base salary of Mr. Tucker, or two times the average base salary of Messrs. Solomon, Uveges and Barker, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank. A change in control is defined in the employment agreement generally to include (i) a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the resulting entity; (ii) certain changes in the Board of Directors of the Bank or the Company; (iii) a change of control within the meaning of the Home Owners' Loan Act and the rules and regulations thereunder; and (iv) an event that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K.

     If termination, voluntary or involuntary, follows a change in control of the Company or the Bank, as defined in the agreement, the executive or, in the event of his death, his beneficiaries, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the agreement or (ii) in the case of Mr. Tucker 2.99 times his average annual compensation over the five years preceding termination, and in the case of Messrs. Solomon, Uveges and Barker, two times average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Bank from time to time.

     Each employment agreement provides that for a period of one year following termination, the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

     Pension Plan. The Company makes available to all full-time employees who have attained the age of 21 and completed one year of service with the Company, a defined benefit noncontributory pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's retirement at age 65. These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for the last five consecutive calendar years of employment.

     The following table illustrates annual pension benefits at age 65 under the most advantageous plan provisions available at various levels of compensation and years of service.


                         Years of Benefit Service
Average Salary          5              10             15             20
           25             30             35

     $     20,000     $     1,100     $     2,200     $     3,300     $
   4,400     $     5,500     $     6,600     $     7,700
     $     30,000          1,650          3,300          4,950
6,600          8,250          9,900          11,550
     $     50,000          2,750          5,500          8,250
11,000          13,750          16,500          19,250
     $     75,000          4,125          8,250          12,375
 16,500          20,625          24,750          28,875
     $     100,000          5,500          11,000          16,500
   22,000          27,500          33,000          38,500
     $     125,000          6,875          13,750          20,625
   27,500          34,375          41,250          48,125
     $     150,000          8,250          16,500          24,750
   33,000          41,250          49,500          57,750


     Under the Plan, the Company makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Total pension expenses for the year ended July 31, 1996, were $110,336. Employee benefits under the plan do not vest until five years of credited service. After five years, benefits under the plan are 100% vested. As of July 31, 1996, Mr. Tucker and Mr. Solomon had 30 and 24 years of creditable service, respectively, under the pension plan.

     1993 Stock Option Plan. The Board of Directors of the Bank adopted the American National Savings Bank, F.S.B. 1993 Incentive Stock Option Plan (the "1993 Incentive Stock Option Plan") in connection with the Bank's initial stock offering. Senior officers and certain key employees are eligible to participate in the 1993 Incentive Stock Option Plan. The 1993 Incentive Stock Option Plan authorizes the grant of the equivalent of 122,220 stock options (as adjusted). Pursuant to the 1993 Incentive Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("non-statutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. The grant of awards under the 1993 Incentive Stock Option Plan is determined by a committee of the Board of Directors consisting of all non-employee Directors (the "Option Committee"). The Option Committee presently consists of four directors, none of whom is eligible to receive options under the 1993 Incentive Stock Option Plan.
 Set forth below is information relating to options held by the Named Executive Officers as of July 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing options and $10.125, the last sale price of the Common Stock as quoted on the Nasdaq National Market as of July 31, 1996. No options were exercised by the Named Executive Officers in fiscal 1996.


               Number of Unexercised Options          Value of In-the-
Money Options
Name                       at July 31, 1996
  at July 31, 1996
               Exercisable (#)     Unexercisable (#)
Exercisable ($)     Unexercisable ($)

A.  Bruce Tucker               27,645          9,215          $
137,533     $     45,845
Joseph M. Solomon          16,005          5,335               79,625
        26,542


     Transactions With Certain Related Persons. Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. Loans made to officers, directors, and executive officers are made in the ordinary course of business on the same terms and conditions as the Bank would make to any other customer in the ordinary course of business.

     The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. At July 31, 1996, the Bank had loans with an aggregate balance of $36,824 outstanding to its executive officers and directors. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Performance Graph

     Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning with the last trade on October 31, 1995, the first day the Common Stock traded on the Nasdaq National Market, through July 31, 1996, (b) the cumulative total return on stocks included in the Nasdaq Composite Index from the close of business on October 31, 1995, though July 31, 1996, and (c) the cumulative total return on stocks included in the Nasdaq Bank Index from the close of business on October 31, 1995, though July 31, 1996. There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

     PROPOSAL II APPROVAL OF THE
     AMERICAN NATIONAL BANCORP, INC.
                     1996 STOCK OPTION PLAN

     The Board of Directors of the Company has adopted the American National Bancorp, Inc. 1996 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval of the Stock Option Plan at the Meeting. The following discussion is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     Certain directors, officers and employees of the Bank and the Company will be eligible to participate in the Stock Option Plan. The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 218,213 shares, or 10% of the number of shares of Common Stock issued in the Offering. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("nonstatutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. Nonemployee directors are eligible to receive only nonstatutory options.

     Upon approval of the Stock Option Plan, it is expected that the Stock Benefits Committee, consisting of at least two non-employee members of the Board of Directors of the Company or all members of the Board of Directors of the Company, will grant options (with limited rights in the case of options granted to employees) to purchase the following number of shares to Named Executive Officers, executive officers as a group, non-employee directors, and employees as a group.


               Number of Shares
     Name and          to be Received Upon
     Principal Position          Exercise of Options (1)

     A. Bruce Tucker, President          40,000
       and Chief Executive Officer
     Joseph M. Solomon, Executive Vice President     25,466
       and Chief Operating Officer
     All executive officers as a group (5 persons)          108,622
     Howard K. Thompson, Chairman of the Board     21,636
       and Director (2)
     Lenwood M. Ivey, Director (2)          9,677
     Betty J. Stull, Director (2)          11,868
     David L. Pippenger, Director (2)          10,672
     Jimmie T. Noble, Director (2)          8,340
     All non-employee directors          62,191
       as a group (5 persons) (2)
     All employees, not including          24,000
       executive officers, as a
       group (7 persons)
_____________________________
     (1) The value of the stock options is not determinable because the exercise price will be equal to the fair market value of the Company's Common Stock at the effective time of the award.
(2) All options granted to non-employee directors will be nonstatutory stock options.

          In granting options, the Stock Benefits Committee considers factors such as salary, length of employment with the Company and the Bank, and the employee's overall performance. All stock options will be exercisable in five equal annual installments of 20% commencing with the vesting of the first installment one year from the date of grant, and succeeding installments on each anniversary of the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Stock Benefits Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Company's Common Stock on the Record Date, as quoted on the Nasdaq National Market was $12.50 per share. The exercise price may be paid in cash or Common Stock. Common Stock issued in connection with the exercises of options may be Treasury Shares, shares obtained from open-market purchases or authorized but unissued shares. The issuance of authorized but unissued shares of Common Stock or Treasury shares will have a dilutive effect on the Common Stock holdings of existing stockholders.

     Incentive stock options will only be granted to employees of the Bank and/or the Company. Nonemployee directors will be granted nonstatutory stock options. No stock option granted in connection with the Stock Option Plan will be eligible to be treated as an incentive stock option if it is exercised more than three months after the date on which the optionee ceases to perform services for the Bank or the Company, except that in the event of death or disability, a stock option may be eligible to be treated as an incentive stock option if it is exercised within one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to normal retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a nonstatutory stock option as described above.

     Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment (or in certain cases, shares of Common Stock) equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or Disability.

     The purpose of stockholder approval for the Stock Option Plan will be to qualify the Stock Option Plan for the granting of incentive stock options and to satisfy the listing requirements for the Common Stock on the Nasdaq National Market.

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted.

     The exercise of options will have a dilutive effect on the ownership interests of existing stockholders. Further, the exercise of options may render more difficult or discourage, a merger, tender offer or other takeover attempt even if such transaction would be beneficial to stockholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

Federal Income Tax Consequences

     Under present Federal tax laws, options granted and exercised under the Stock Option Plan will result in the following tax consequences:

     1. The grant of an option will not by itself result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such grant.

     2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code generally will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that such shares are held for at least one year after the transfer of shares to the participant or two years after the grant of the option, which is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercise price and the fair market value on the date of exercise, or, if less, the sale proceeds of the shares acquired pursuant to the option.

     3. The exercise of a nonstatutory stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the Common Stock acquired pursuant to the option.

     4. The Company will be allowed a tax deduction equal to the amount of taxable ordinary income recognized by the participant at the time the participant recognizes such ordinary income.

     ALL PROXIES MUST BE SIGNED AND RETURNED TO THE COMPANY IN ORDER FOR A STOCKHOLDER'S VOTE TO BE COUNTED. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED, SIGNED PROXY WILL BE VOTED FOR THE APPROVAL OF THE 1996 STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 STOCK OPTION PLAN.


                 PROPOSAL III APPROVAL OF THE
                AMERICAN NATIONAL BANCORP, INC.
              1996 RECOGNITION AND RETENTION PLAN

     Subject to stockholder approval at the Annual Meeting, the Bank and the Company have established the 1996 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Bank or the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and the Company. The following discussion is qualified in its entirety by reference to the Recognition Plan, which is attached hereto as Appendix B.

     The Bank or the Company intend to contribute sufficient funds for the Recognition Plan to acquire authorized but unissued shares of Common Stock of the Company or purchase Common Stock in the open market in an aggregate amount of 87,285 shares of Common Stock, or 4% of the shares issued in the Offering. In the event that the Recognition Plan acquires shares of Common Stock from authorized but unissued shares or treasury shares, existing stockholders will experience dilution of their ownership interest. Shares of Common Stock restricted by the terms of the Recognition Plan will be awarded in the following amounts to Named Executive Officers, executive officers as a group, non-employee directors, and employees as a group.

     Awards to Officers, Employees and Non-Employee Directors

     Name and
     Principal Position     Dollar Value (1)     Number of
Shares

     A. Bruce Tucker, President     $     250,000     20,000
       and Chief Executive Officer
     Joseph M. Solomon, Executive           146,250     11,700
       Vice President and Chief
       Operating Officer
     All executive officers as a group           665,625     53,250
        (5 persons)
     Howard K. Thompson, Chairman           108,175     8,654
       of the Board and Director
     Lenwood M. Ivey, Director           48,362     3,869
     Betty J. Stull, Director           53,362     4,269
     David L. Pippenger, Director          59,338     4,747
     Jimmie T. Noble, Director          41,738     3,339
     All non-employee directors          310,975     24,878
       as a group (5 persons)
     All employees, not including          43,750     3,500
       executive officers, as a
       group (7 persons)

_____________________________
     (1) Based on the last sale price on the Record Date, as quoted on the Nasdaq National Market, or $12.50 per share.


          The Stock Benefits Committee, composed of the non-employee directors of the Bank and the Company, will administer the Recognition Plan, and make awards to officers and employees pursuant to the Recognition Plan. However, awards to outside directors will be fixed by the terms of the Recognition Plan. Awards of Common Stock that are restricted by the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan will earn (become vested in) shares of Restricted Stock covered by an award and all restrictions will lapse at a rate of 20% per year commencing with the first lapse of restrictions on the first trading day of 1998, and succeeding installments being earned on the first trading day of the following year; provided, however, that the Stock Benefits Committee may accelerate or extend the earnings rate on any awards made to officers and employees after the effective date of the Recognition Plan. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein) of the Bank or the Company. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's shares become vested in accordance with the Recognition Plan, the participant will recognize income equal to the fair market value of the Restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. After Restricted Stock has been granted, but before the Restricted Stock has vested, the recipient shall receive any cash dividends paid with respect to such shares. Stock dividends declared by the Company and paid on shares that have not been earned shall be subject to the same restrictions as the Restricted Stock until such shares are earned. Prior to vesting, recipients of awards under the Recognition Plans may vote the shares of Restricted Stock allocated to them.

     Restricted Stock awarded under the Recognition Plan will qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

     ALL PROXIES MUST BE SIGNED AND RETURNED TO THE COMPANY IN ORDER FOR A STOCKHOLDER'S VOTE TO BE COUNTED. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED, SIGNED PROXY WILL BE VOTED FOR THE APPROVAL OF THE RECOGNITION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RECOGNITION PLAN.

     PROPOSAL IV RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of KPMG Peat Marwick LLP to be the Company's auditors for the 1997 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of KPMG Peat Marwick LLP for the Company's fiscal year ending July 31, 1997. A representative of KPMG Peat Marwick LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of KPMG Peat Marwick LLP as the auditors for the 1997 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG Peat Marwick LLP as auditors for the 1997 fiscal year.

     STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders to be held in November 1997, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 211 North Liberty Street, Baltimore, Maryland, no later than June 20, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

     OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy
Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies and to send proxy materials to brokerage houses and other custodians, nominees and fiduciaries for transmittal to beneficial holders of the Common Stock for a fee of $5,000, plus expenses. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 1996 Annual Report to Stockholders has been mailed to all stockholders of record as of September 27, 1996. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1996, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BETTY J. STULL, CORPORATE SECRETARY, AMERICAN NATIONAL BANCORP, INC., 211 NORTH LIBERTY STREET, BALTIMORE, MARYLAND 21201.


                              BY ORDER OF THE BOARD OF DIRECTORS





                              Betty J. Stull
                              Secretary
Baltimore, Maryland
October 18, 1996

          AMERICAN NATIONAL BANCORP, INC.

     ANNUAL MEETING OF STOCKHOLDERS
     November 21, 1996


     The undersigned hereby appoints the proxy committee, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of American National Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's main office, 211 North Liberty Street, Baltimore, Maryland on November 21, 1996 at 4:00 p.m. and at any and all adjournments and postponements thereof.


1. The election as directors of all nominees listed below (except as marked to the contrary):

                 FOR                      VOTE WITHHELD

     INSTRUCTION:     To withhold your vote for any individual
nominee, strike a line in that nominee's name below.

     HOWARD K. THOMPSON (three year term)     BETTY J. STULL (three
year term)

     LENWOOD M. IVEY (three year term)

2.     The approval of the American National Bancorp, Inc. 1996 Stock
Option Plan.

            FOR            AGAINST            ABSTAIN

3.     The approval of the American National Bancorp, Inc. 1996
Recognition and Retention Plan.

            FOR            AGAINST            ABSTAIN

     4. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending July 31, 1997.

            FOR            AGAINST            ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE
NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT
TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  The Board of Directors recommends a vote "FOR" the proposals and the election of the nominees listed above.


     (Continued and to be SIGNED on Reverse Side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy
Statement and an Annual Report to Stockholders.



Dated:                                  , 1996

          Signature of Stockholder
                                                  Please sign exactly
as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE